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                                                                   EXHIBIT 10.11

                                 PROMISSORY NOTE


U.S. $50,000.00                                         Dated: February 12, 2003



FOR VALUE RECEIVED, the undersigned, 3PEA TECHNOLOGIES, INC. (the "Borrower") HEREBY PROMISES TO PAY to the order of WEILER LIMITED PARTNERSHIP (the "Lender") the principal amount of Fifty Thousand Dollars (US $50,000.00)

The principal amount is payable in lawful money of the United States of America to the Lender, wire transferred, in immediately available funds.

3PEA agrees to repay the loans in increments when 3PEA's financial situation permits, and 3PEA agrees to repay the entire balance immediately upon receipt of outside funding of $400,000 or more.


Agreed,


3Pea Technologies, Inc.                Weiler Limited Partnership

By:      signed                           By:    signed
   -------------------------------            -------------------------
Name:  Mark R. Newcomer                 Name: David Weiler
     -----------------------------            -------------------------
Title: Chief Executive Officer         Title: Partner
      ----------------------------            -------------------------
Date:  February 12, 2003                Date: February 12, 2003
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